Archer Balanced Fund

Annual Report

August 31, 2008

Fund Advisor:

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

Toll Free (800) 238-7701

To Our Shareholders

The Archer Balanced Fund had a total return of -10.46% for the fiscal year ended August 31, 2008 and 2.24% (6.70% cumulative) since inception (September 27, 2005) compared to a total return of -2.85% and 4.71% (14.43% cumulative) for the Dow Jones U.S. Moderate Relative Risk Index, respectively. For the fiscal year ending August 31, 2008, the Fund’s net assets of $9.9 million consisted of 72.56% stocks, 18.55% fixed-income securities and 8.89% cash equivalents.

Performance Review

The Fund’s fiscal year performance was strong compared to the S&P 500, but lagged the DJ Moderate Relative Risk Index. Some of this may sound like a broken record, however the markets continue to be weak on the heels of the real estate debacle and the subsequent seizure in the credit markets. In the latest six months, even oil and agriculture have given up some of their gains as the global outlook for consumption has weakened. The Fund has performed well for the calendar year (January 2008 to August 31, 2008) to date and is performing ahead of its peers according to Morningstar. This is compared to nearly 1300 mutual funds. Although this is no consolation as the Fund is still down, it gives us some comfort in what we are invested in for future periods. Banking has shown some signs of life again. However, it will take some time for these to fully recover according to our opinion at Archer Investment Corporation.

We once again kept our exposure away from U.S. Treasuries. This is looking to be a better decision all the time. If the Treasury decides to start printing money, U.S. Treasuries should increase in yield and decrease in price, and thus would not be an area we want to be in. We have increased our exposure to the Structure Notes and will continue to do so for the next year.

Equity Portfolio

The market was challenging for equities over the last fiscal year, however we are starting to see a resurgence of relative strength for the cyclicals which has historically been a sign of market bottoms.

•

During the 12 month period we minimized our exposure to financial institutions by nearly 6% of the total portfolio. However we then initiated a large position in Warren Buffet’s Company Berkshire Hathaway to make it one of our largest five holdings. We exited our positions in some of the oil sector stocks like Noble Corp and Chevron as we (Archer Investment Corporation) felt oil had run its course a bit too fast. We may look to move back to some of these at a later date. Currently, I think some of our stocks have become so cheap that stocks like Microsoft, one of our largest holdings, are well positioned for future appreciation. I do not see any major changes to the equity side of the portfolio in the coming months or years as we like the positions the Fund currently owns. It is the opinion of the Fund manager these positions will outperform the broader market over the next three to five years.

•

Although equities were overall weaker in the portfolio, we were very comfortable with the returns, or the lack of decline, of the equities. This may sound a bit odd, but there are going to be certain market conditions when not losing as much ground is still a win.

We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining significant positions in the financials, health care, utilities, and energy sectors. We will look for additional sectors with long-term opportunity. We are currently looking for opportunities in real estate to start wading back into the water. We just do not want to step into a drop-off in a stone quarry.

Fixed-Income Portfolio

For the fiscal year ended August 31, 2008, the fixed income portfolio’s return was down. Although there has not been much of a change in the portfolio at this point, we are looking at ways to use alternative products, such as Structured Notes. These Structured Notes are linked to the market upside while guaranteeing our principal and minimizing our risk.

I have said it before and I will say it again, I believe the current inflation in the economy is higher than the numbers stated. This will not bode well for U.S. Treasuries over the next 12 to 24 months. The Treasuries may not be the place to be invested with the government looking at a large bail-out of the real estate crisis and mortgage backed securities. The government will have to print money in the short-term to alleviate the credit crisis, and this will lead to a greater money supply and thus higher interest rates and inflation. This usually does not bode well for Treasuries.

Current Strategy

We will continue to monitor the performance of each security on a case-by-case basis putting valuations on the securities and adjusting the portfolio likewise. There will be times when we discontinue holding a specific security if we feel the price of the security is beyond a reasonable valuation. There may be securities that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels. If we feel the valuation plays back to a “buying” level, then you may see a re-entry into stocks we have once sold.

The market’s volatility as of the end of August is quite high. During these times, it is important to focus on buying securities with long-term horizons, using a strict fundamental valuation of an individual security and not buying sectors because they are hot currently. All shareholders are encouraged to invest over a long-term horizon.

The Fund’s advisor, Archer Investment Corporation (“Archer”), and President of Archer are committed to the investments in the portfolio. In fact, the adviser of Archer Investment Corporation are cumulatively, across our different accounts, the largest shareholders of the Fund. In fact, Troy C. Patton, the Fund’s portfolio manager has personally invested an additional $290,000 in the Fund over the latest six months. Long-term investing has proven to be a good investment strategy since the market opened through the Great Depression, World Wars, economic downturns, etc. This current economic crisis too, in our opinion, will pass.

We will continue to monitor the fixed income side of the portfolio for prospects of inflation, declines in interest rates and overall yield.

We will continue to monitor our turnover of positions to attempt to limit the tax effects of the sales of securities as well. However, the tax ramifications are secondary to the valuation of the security.

We continue to purchase securities with a long-term time horizon of three to five years and maintain this policy when purchasing any new securities for the equity side of the portfolio. We may continue to purchase one year notes and short-term equivalents in the fixed income side of the portfolio if we feel it is the most appropriate place to invest given the current investment climate.

Thank you for your support for the past year as a shareholder of the Archer Balanced Fund. We welcome any comments or questions at any time.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-238-7701.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Dow Jones US Moderate Relative Risk Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Dow Jones US Moderate Relative Risk Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. Although the stock, bond and cash allocations will be approximately 60/35/5, they will vary from month to month based on the risk and correlation of the three asset classes. The Index's equity allocation is weighted equally among six Dow Jones stock indexes (Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Growth, Small-Cap Value). The Index's fixed income allocation is equally weighted among three Lehman Brothers bond indexes: Government Bond, Corporate Bond and Mortgage Bond. The Index's cash allocation is represented by the Lehman Brothers U.S. Treasury Bills: 1-3 Months Index. Individuals cannot invest directly in these indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on September 27, 2005 (commencement of Fund operations) and held through August 31, 2008. The Dow Jones U.S. Moderate Relative Risk Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-238-7701. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings– (Unaudited)

1As a percentage of net assets.
[2]Equity securities with market capitalizations above $10 billion.

3Equity securities with market capitalizations below $10 billion.  Availability of Portfolio Schedule– (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses_ (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 through August 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Archer Balanced Fund	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During the Period March 1, 2008 – August 31, 2008*
Actual	$1,000.00	$895.39	$5.72
Hypothetical**	$1,000.00	$1,019.10	$6.09

*Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Archer Balanced Fund
Schedule of Investments
August 31, 2008

Common Stocks - 61.06%	Shares	Value

Aircraft - 0.66%
Boeing Co.	1,000	$ 65,560

Aircraft Engines & Engine Parts - 1.32%
United Technologies Corp.	2,000	131,180

Beverages - 2.07%
PepsiCo, Inc.	3,000	205,440

Computer & Office Equipment - 1.23%
International Business Machines Corp.	1,000	121,730

Crude Petroleum & Natural Gas - 0.80%
Occidental Petroleum Corp.	1,000	79,360

Deep Sea Foreign Transportation of Freight - 0.86
Diana Shipping, Inc. (b)	3,000	85,140

Electric Services - 2.29%
Great Plains Energy, Inc.	5,000	117,250
Progress Energy, Inc.	2,500	109,200
		226,450

Electric & Other Services Combined - 3.30%
Duke Energy Corp.	8,000	139,520
Integrys Energy Group, Inc.	2,000	104,540
PG&E Corp.	2,000	82,660
		326,720

Fire, Marine & Casualty Insurance - 3.94%
Berkshire Hathaway, Inc. - Class B (a)	100	390,200

Food & Kindred Products - 1.08%
Unilever PLC (b)	4,000	107,280

Guided Missiles & Space Vehicles & Parts - 0.59%
Hi-Shear Technology Corp.	5,000	58,250

Hospital & Medical Service Plans - 2.15%
UnitedHealth Group, Inc.	7,000	213,150

Men's & Boys' Furnishings, Work Clothing, and Allied Garments - 0.93%
Cintas Corp.	3,000	92,400

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Schedule of Investments - continued		.
August 31, 2008

Common Stocks - 61.06% - continued	Shares	Value

National Commercial Banks - 8.72%
Bank of America Corp.	10,000	$ 311,400
First Merchants Corp.	8,000	154,320
U.S. Bancorp	3,000	95,580
Wells Fargo & Co.	10,000	302,700
		864,000

Natural Gas Distribution - 0.93%
Nicor, Inc.	2,000	91,780

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.83%
Zimmer Holdings, Inc. (a)	2,500	180,975

Petroleum Refining - 2.04%
BP plc (b)	3,500	201,705

Pharmaceutical Preparations - 9.32%
Bristol-Myers Squibb Co.	14,000	298,760
Eli Lilly & Co.	8,000	373,200
Johnson & Johnson	2,000	140,860
Novartis AG (b)	2,000	111,280
		924,100

Retail - Drug Stores and Proprietary Stores - 0.74%
CVS Caremark Corp.	2,000	73,200

Semiconductors & Related Devices - 0.49%
Texas Instruments, Inc.	2,000	49,020

Services - Business Services - 2.44%
Accenture, Ltd. - Class A	4,000	165,440
Visa, Inc. - Class A	1,000	75,900
		241,340

Services - Miscellaneous Amusement & Recreation - 3.26%
Walt Disney Co./ The	10,000	323,500

Services - Miscellaneous Health & Allied Services - 1.45%
DaVita, Inc. (a)	2,500	143,475

Services - Prepackaged Software - 3.80%
Microsoft Corp.	13,800	376,602

Ship & Boat Building & Repairing - 1.86%
General Dynamics Corp.	2,000	184,600

Surgical & Medical Instruments & Apparatus - 2.17%
3M Co.	3,000	214,800

Telephone Communications - 0.79%
BT Group plc (b)	2,500	78,250

TOTAL COMMON STOCKS (Cost $6,299,787)		6,050,207

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Schedule of Investments - continued
August 31, 2008

Real Estate Investment Trusts - 2.53%	Shares	Value

Duke Realty Corp.	4,000	$ 100,120
Inland Real Estate Corp.	10,000	150,400

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $241,215)		250,520

Exchange-Traded Funds - 8.97%
iShares MSCI Emerging Markets Index Fund	6,000	240,300
Ultra Dow 30 ProShares Fund	3,500	218,610
Ultra S&P 500 ProShares Fund	7,000	429,940

TOTAL EXCHANGE-TRADED FUNDS (Cost $924,791)		888,850

	Principal
Reverse Convertible Notes - 11.58%	Amount	Value

ABN Amro Bank NV, 9.50%, 02/13/2009 convertible to Dell, Inc.	$ 50,000	$ 50,200
ABN Amro Bank NV, 10.00%, 12/31/2008 convertible to General Electric Co.	300,000	234,150
ABN Amro Bank NV, 9.25%, 10/31/2008 convertible to Texas Instruments, Inc.	50,000	44,650
Barclays Bank PLC, 10.00%, 4/29/2009 convertible to Bristol-Myers Squibb Co.	25,000	23,642
Barclays Bank PLC, 11.50%, 4/16/2009 convertible to CEMEX, S.A.B. de C.V.	150,000	127,140
Barclays Bank PLC, 11.50%, 2/17/2009 convertible to Deere & Co.	25,000	22,615
Barclays Bank PLC, 11.25%, 10/29/2008 convertible to Monsanto Co.	40,000	38,916
Barclays Bank PLC, 10.70%, 10/29/2008 convertible to Occidental Petroleum Corp.	50,000	47,940
CommerzBank, 23.87%, 10/31/2008 convertible to Gerdau S.A. (d)	30,000	28,500
CommerzBank, 8.50%, 3/05/2009 convertible to Pfizer, Inc.	250,000	226,885
JPMorgan Chase, 14.25%, 9/30/2008 convertible to Deere & Co.	25,000	25,353
JPMorgan Chase, 9.45%, 1/2/2009 convertible to Microsoft Corp.	350,000	277,305

TOTAL REVERSE CONVERTIBLE NOTES (Cost $1,328,321)		1,147,296

Structured Notes - 6.97%

HSBC Bank USA N.A., 0.00%, Due 07/17/2013, linked to S&P 500 Index	500,000	491,448
JP Morgan Chase Bank N.A, 0.00%, Due 11/25/2011, linked to Russell 2000 Index	100,000	. 99,510
JP Morgan Chase Bank N.A, 0.00%, Due 01/31/2012, linked to NDX & NKY Indices	100,000	99,930

TOTAL STRUCTURED NOTES (Cost $695,004)		690,888

Money Market Securities - 8.47%	Shares

Fidelity Institutional Money Market Portfolio - Class I, 2.70% (c)	839,689	839,689

TOTAL MONEY MARKET SECURITIES (Cost $839,689)		839,689

TOTAL INVESTMENTS (Cost $10,328,807) - 99.58%		$ 9,867,450

Other assets less liabilities - 0.42%	41,396

TOTAL NET ASSETS - 100.00%	$ 9,908,846

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at August 31, 2008.
(d) This security is currently being fair valued by the advisor.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Statement of Assets and Liabilities
August 31, 2008

Assets
Investments in securities:
At cost	$ 10,328,807
At market value	$ 9,867,450

Interest receivable	22,158
Dividend receivable	26,719
Prepaid expenses	14,670
Receivable due from Advisor (a)	10,649
Receivable for fund shares sold	1,084
Total assets	9,942,730

Liabilities
Payable to transfer agent, fund accountant and fund administrator	15,130
Payable to custodian	1,428
Accrued payable to trustee and officer fees	500
Other accrued expenses	16,826
Total liabilities	33,884

Net Assets	$ 9,908,846

Net Assets consist of:
Paid in capital	$ 10,705,814
Accumulated undistributed net investment income	298,977
Accumulated net realized loss from investment transactions	(634,588)
Net unrealized depreciation on investments	(461,357)

Net Assets	$ 9,908,846

Shares outstanding (unlimited number of shares authorized)	1,023,696

Net Asset Value and offering price per share	$ 9.68

Redemption price per share ($9.68 * .995) (b)	$ 9.63

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Statement of Operations
For the fiscal year ended August 31, 2008

Investment Income
Dividend income (Net of foreign withholding tax of $928)	$ 210,849
Interest income	254,107
Total Investment Income	464,956

Expenses
Investment Advisor fee (a)	79,231
Transfer agent expense	37,760
Administration expense	31,330
Fund accounting expense	19,945
Auditing expense	17,225
Legal expense	16,502
Registration expense	16,339
Custodian expense	6,072
Pricing expense	6,026
CCO expense	5,450
Trustee expense	5,223
Insurance expense	1,258
Miscellaneous expense	667
Total Expenses	243,028
Less: Fees waived and expenses reimbursed by Advisor (a)	(116,258)
Net operating expenses	126,770
Net Investment Income	338,186

Realized & Unrealized Gain (loss)
Capital gain dividends from real estate investment companies	3,625
Net realized gain (loss) on investment securities	(622,440)
Change in unrealized appreciation (depreciation) on
investment securities	(949,162)
Net realized and unrealized gain (loss) on investment securities	(1,567,977)
Net decrease in net assets resulting from operations	$ (1,229,791)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Statements of Changes In Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets:	August 31, 2008	August 31, 2007
Operations:
Net investment income	$ 338,186	$ 277,910
Capital gain dividends from real estate investment companies	3,625	-
Net realized gain (loss) on investment securities	(622,440)	299,052
Change in unrealized appreciation (depreciation) on investments	(949,162)	279,310
Net increase (decrease) in net assets resulting from operations	(1,229,791)	856,272

Distributions to Shareholders:
From net investment income	(244,993)	(234,677)
From net realized gain	(242,427)	(183,713)
Change in net assets from distributions	(487,420)	(418,390)

Capital Share Transactions:
Proceeds from Fund shares sold	1,851,724	2,412,446
Reinvestment of distributions	487,420	418,390
Amount paid for Fund shares repurchased	(1,462,035)	(631,924)
Net increase in net assets resulting
from capital share transactions	877,109	2,198,912

Total Increase (Decrease) in Net Assets	(840,102)	2,636,794

Net Assets
Beginning of year	10,748,948	8,112,154

End of year	$ 9,908,846	$ 10,748,948

Accumulated undistributed net investment income
included in net assets at end of period	$ 298,977	$ 205,784

Capital Share Transactions
Shares sold	176,035	214,193
Reinvestment of distributions	45,553	37,557
Shares repurchased	(148,693)	(55,899)

Net increase from capital share transactions	72,895	195,851

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Financial Highlights
(For a share outstanding during the period)

	Year Ended	Year Ended		Period Ended
	August 31, 2008	August 31, 2007		August 31, 2006	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 11.31	$ 10.75		$ 10.00

Income (loss) from Investment Operations:
Net investment income	0.33	0.29		0.29
Net realized and unrealized gain (loss)	(1.46)	0.79		0.53
Total from investment operations	(1.13)	1.08		0.82

Less Distributions to Shareholders:
From net investment income	(0.25)	(0.29)		(0.07)
From net capital gain	(0.25)	(0.23)		-
Total distributions	(0.50)	(0.52)		(0.07)

Paid in capital from redemption fees	-	-	(b)	-	(b)

Net asset value, end of period	$ 9.68	$ 11.31		$ 10.75

Total Return (c)	-10.46%	10.09%		8.24%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 9,909	$ 10,749		$ 8,112
Ratio of expenses to average net assets	1.20%	1.20%		1.20%	(e)
Ratio of expenses to average net assets
before reimbursement	2.30%	2.21%		3.00%	(e)
Ratio of net investment income to
average net assets	3.20%	2.86%		3.27%	(e)
Ratio of net investment income to
average net assets before reimbursement	2.10%	1.85%		1.47%	(e)
Portfolio turnover rate	115.68%	66.98%		82.91%

(a) For the period September 27, 2005 (the date the Fund commenced operations) through August 31, 2006.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund

Notes to the Financial Statements

August 31, 2008

NOTE 1. ORGANIZATION

Archer Balanced Fund (the “Fund”) was organized as a diversified series of Unified Series Trust, an Ohio business trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Fund is total return. Total return is comprised of both income and capital appreciation. The investment advisor to the Fund is Archer Investment Corporation, Inc. (the “Advisor”). The Fund commenced operations on September 27, 2005.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

The Fund may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year) that are linked to individual equity securities. The issuers of these notes make regular interest payments to the holders, but these notes also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes effective June 29, 2007. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operation.

As of and during the period ended August 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for tax years 2006, 2007, and 2008.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. At August 31, 2008, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules & rates.

Dividends and Distributions - The Fund intends to distribute all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute net realized long term capital gains and net realized short term capital gains to its shareholders at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average net assets. For the fiscal year ended August 31, 2008, the Advisor earned fees of $79,231 from the Fund before the waiver and reimbursement described below.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2009 so that net annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) do not exceed 1.20% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2008, the Advisor waived fees and/or reimbursed expenses of $116,258. At August 31, 2008, the Advisor owed the Fund $10,649. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at August 31, 2008, were as follows:

Subject to repayment
Amount	by August 31,

$ 113,942	2009
98,275	2010
116,258	2011

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended August 31, 2008, Unified earned fees of $31,330 for administrative services provided to the Fund. At August 31, 2008, the Fund owed Unified $5,829 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the year ended August 31, 2008, the Custodian earned fees of $6,072 for custody services provided to the Fund. At August 31, 2008, the Custodian owed the Fund $1,428. The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended August 31, 2008, Unified earned fees of $15,077 from the Fund for transfer agent services and $22,683 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended August 31, 2008, Unified earned fees of $19,945 from the Fund for fund accounting services. At August 31, 2008, the Fund owed Unified $2,481 for transfer agent services and $3,542 in reimbursement of out-of-pocket charges. At August 31, 2008, the Fund owed Unified $3,278 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the Fund has no plan to activate the plan.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year end August 31, 2008. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor.

NOTE 4. INVESTMENTS

For the fiscal year ended August 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases	Amount
U.S. Government Obligations	$ -
Other	10,623,065
Sales
U.S. Government Obligations	$ -
Other	10,172,928

At August 31, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 272,563
Gross (Depreciation)	(1,299,802)

Net Depreciation
on Investments	$ (1,027,239)

At August 31, 2008, the aggregate cost of securities for federal income tax purposes was $10,894,689.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At August 31, 2008, no shareholder held over 25% of the Fund’s shares.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2008

NOTE 7. DISTRIBUTIONS

On December 21, 2007, the Fund paid an income distribution of $0.2483 per share, a short-term capital gain distribution of $0.1422 per share and a long-term capital gain distribution of $0.1035 per share to shareholders of record on December 20, 2007.

The tax characterization of distributions for the fiscal years ended August 31, 2008 and August 31, 2007 were as follows:

Distributions paid from:	2008	2007
Ordinary Income	$ 244,993	$ 234,677
Short-Term Capital Gain	140,306	183,713
Long-Term Capital Gain	102,121	-
	$ 487,420	$ 418,390

At August 31, 2008, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 299,066
Capital loss carryforward	(68,795)
Net Unrealized appreciation (depreciation)	(1,027,239)
$ (796,968)

At August 31, 2008, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $118 and tax deferral of post-October losses in the amount of $565,763. The differences between distributable-earnings noted above and book basis is attributable to differences in the character of income generated from certain underlying investments.

NOTE 8. Capital Loss Carryforward

At August 31, 2008, the Fund had available for federal tax purposes unused capital loss carryforwards of $68,795. The carryforward expires as follows:

Amount	Expires August 31,

$ 68,795	2016

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William J. Murphy (Age - 45) Interim Treasurer and Chief Financial Officer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 31 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor as of August 31, 2008.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 238-7701 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

William J. Murphy, Interim Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

NS Small Cap Growth Fund

Annual Report

August 31, 2008

Fund Adviser:

NS Investment Partners, LLC

1055 Westlakes Drive

Suite 300

Berwyn, PA 19312

Toll Free (800) 470-1019

NSIPX - Management Discussion and Analysis

1) How did the Fund perform this period?

The fund underperformed the benchmark Russell 2000 Growth for the period ending August 31, 2008. Our continued focus is on young, under-followed, rapidly growing small cap companies – the market’s focus continues to be on a re-pricing of risk, energy issues and fear about the overall growth rate of the underlying economy. At the close of August, the markets had moved into full-blown cardiac arrest about an escalating credit crunch, the fate of large financial institutions and what damage the overall economy would sustain from the prolonged “nuclear winter” that was unfolding. The direct outcome has been a palpable level of fear and a measurable explosion in risk aversion and risk premiums demanded to buy equities.

2) What Factors do you feel impacted this performance?

To date, the fund’s underperformance can be attributed to 3 main culprits:

•

The smaller the company, the greater the valuation compression. The Fund's portfolio consisted of companies with average market capitalizations of $1.02 billion versus the higher $1.14 billion average market capitalization of the Russell 2000 Index. Therefore, our owning smaller companies negatively impacted our performance versus the benchmark index.

•

The faster the expected growth rate, the steeper the price decline. The Fund's holdings had an average expected growth rate of 49% versus the Russell 2000 Index's average expected growth rate of 19%. Similar to market capitalization, the Fund holding companies with faster growth rates hurt performance when the markets started to decline.

•

The higher the risk aversion reaches in the market, the more universally small caps have been sold. Therefore, when the markets retreated, the Fund was left holding exactly the stocks investors were disfavoring most resulting in the Fund's significant underperformance for the year.

Within the fund, companies in the retail space like Zumeiz (ZUMZ) have seen a dramatic recalibration of their valuation for a less than commensurate level of slow down in their core action sports business. Cash-rich, self-financing technology companies such as F5 Networks (FFIV) have been cut in half, even as product cycles, free cash flow generation and competitive wins dictate the opposite. And finally, even stalwart free cash flow and earnings “machines” such as spirits distributor Central European Distribution (CEDC) have been unable to garner investor attention – a company with 68% earnings growth in the last 12 months and a predicted 50%+ earnings growth rate in the next 12 months distributing vodka and spirits in Poland and Russia, has dropped 50% and now trades for less than 10 times earnings. We have entered a period of time when price movements have divorced themselves from fundamentals, which creates a treacherous landscape to invest in.

Market commentator’s thesauruses are worn out. The US Stock market is mired in what could only be thought of as financial quicksand: the more we struggle and fight, the faster we sink. For the past year, periods of maximum uncertainty have yielded extreme volatility and severe P/E compression among the smallest and fastest growing companies in the market. In more normal economic slowdowns, premiums are typically paid for companies who exhibit superior real rates of growth. Since October of last year, that “normal” market axiom has not held. Even though our portfolio companies produce growth rates in excess of 4 times the growth rate of the benchmark (when looking at the last 12 months of earnings) and are predicted to grow 2.5 times the index over the next 12 months, they have not been hailed in the market as the bastions of opportunity that we see them for. The last twelve months have been some of the most trying markets for dedicated investors of small, rapidly growing companies. Without energy, materials, metals and agriculture companies (companies, we would argue, that don’t have long term secular growth rates that match what we strive to own), our fund has had difficulty putting together any consistent or measurable traction within our long term holdings. With an ever-growing level of fear permeating the markets, fundamentals have become further detached from stock prices, and disciplined managers have suffered. However, history suggests that periods like this eventually end; history suggests that one of the earliest beneficiaries will be small cap growth stocks. We have continued our consistent and disciplined approach to finding fast growing small cap companies and have used this re-pricing opportunity to add to or establish positions in the countries elite growth companies.

3) Please explain any planned changes in strategy or personnel in the coming quarter.

We continue to believe that stock prices follow earnings progress – that the best performing stocks, over time, are found among a set of companies that grow their earnings more rapidly than the overall market. We have not changed our strategy or criteria in seeking out fast growing small cap companies. Given our consistent focus on the growth of our own business, we will continue to assess our personnel needs in regards to analytical and portfolio support, but at this time, have no changes to report.

Performance Results

          * Return figures reflect any change in price per share and assume the reinvestment of all distributions.

          ** The Russell 2000 Growth Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Growth Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-470-1019.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Growth Index on September 15, 2006 (inception date of the Fund) and held through August 31, 2008. The Russell 2000 Growth Index is a widely recognized unmanaged index of common stock prices. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the NS Small Cap Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-470-1019. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Fund Holdings– (Unaudited)

1As a percentage of net assets.

The Fund invests primarily in a diversified portfolio of common stocks of small capitalization companies that the Fund’s adviser, NS Investment Partners, LLC, believes have growth characteristics. The adviser defines small capitalization companies as those with market capitalizations at the time of purchase of $2 billion or less, although the adviser also may consider companies included in the Russell 2000 Growth Index.

Availability of Portfolio Schedule– (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (March 1, 2008) and held for the entire period (through August 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

NS Small Cap Growth Fund	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During the Period* March 1, 2008 – August 31, 2008
Actual	$1,000.00	$961.77	$9.86
Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	$10.13

*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

NS Small Cap Growth Fund
Schedule of Investments
August 31, 2008

Common Stocks - 95.65%	Shares	Value

Agricultural Services - 0.70%
Calavo Growers, Inc.	1,500	$ 18,225

Apparel & Other Finished Products of Fabrics & Similar Material - 4.77%
Lululemon Athletica, Inc. (a)	1,750	33,898
True Religion Apparel, Inc. (a)	2,000	54,300
Volcom, Inc. (a)	2,000	35,680
		123,878

Commodity Contracts Brokers & Dealers - 4.15%
FCStone Group, Inc. (a)	5,150	107,687

Computer Communications Equipment - 1.97%
Riverbed Technology, Inc. (a)	3,000	51,030

Computer Storage Devices - 3.03%
3PAR, Inc. (a)	3,000	32,790
Data Domain, Inc. (a)	2,000	45,800
		78,590

Electromedical & Electrotherapeutic Apparatus - 5.65%
Natus Medical, Inc. (a)	2,000	49,200
TomoTherapy, Inc. (a)	5,000	30,950
Vnus Medical Technologies (a)	3,000	66,510
		146,660

Electronic Computers - 4.20%
Netezza Corp. (a)	5,000	67,500
Rackable Systems, Inc. (a)	4,000	41,440
		108,940

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.22%
Hansen Medical, Inc. (a)	2,500	31,575

Radio & TV Broadcasting & Communications Equipment - 1.71%
Ceragon Networks Ltd. (a)	5,000	44,300

Refuse Systems - 1.54%
Casella Waste Systems, Inc. - Class A (a)	3,000	39,930

Retail - Apparel & Accessory Stores - 1.94%
Zumiez, Inc. (a)	3,500	50,435

Retail - Eating Places - 7.13%
Buffalo Wild Wings, Inc. (a)	2,000	72,160
Kona Grill, Inc. (a)	4,000	27,800
McCormick & Schmick's Seafood Restaurants, Inc. (a)	5,000	49,050
Texas Roadhouse, Inc. - Class A (a)	4,000	35,920
		184,930

Retail - Retail Stores - 1.50%
Titan Machinery, Inc. (a)	1,500	39,030

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund
Schedule of Investments - continued
August 31, 2008

Common Stocks - 95.65% - continued	Shares	Value

Retail - Variety Stores - 1.23%
PriceSmart, Inc.	1,500	$ 31,875

Semiconductors & Related Devices - 12.57%
Applied Micro Circuits Corp. (a)	5,000	39,800
AuthenTec, Inc. (a)	2,500	20,312
Cavium Networks, Inc. (a)	2,000	34,180
Monolithic Power Systems, Inc. (a)	2,000	48,740
Netlogic Microsystems, Inc. (a)	2,000	69,460
NVE Corp. (a)	2,000	62,040
Pericom Semiconductor Corp. (a)	2,000	27,280
Rubicon Technology, Inc. (a)	2,000	24,440
		326,252

Services - Advertising Agencies - 1.55%
MDC Partners, Inc. - Class A (a)	5,000	40,250

Services - Business Services - 4.68%
Internet Capital Group, Inc. (a)	5,000	42,250
MercadoLibre, Inc. (a)	1,000	30,870
Phase Forward, Inc. (a)	2,500	48,300
		121,420

Services - Computer Integrated Systems Design - 1.43%
NetScout Systems, Inc. (a)	2,500	37,250

Services - Direct Mail Advertising Services - 1.32%
Constant Contact, Inc. (a)	2,000	34,200

Services - Educational Services - 1.72%
American Public Education, Inc. (a)	1,000	44,700

Services - Home Health Care Services - 2.05%
Amedisys, Inc. (a)	1,000	53,220

Services - Management Consulting Services - 1.18%
Exponent, Inc. (a)	1,000	30,760

Services - Medical Laboratories - 3.39%
Bio-Reference Laboratories, Inc. (a)	1,250	35,412
Genoptix, Inc. (a)	1,500	52,500
		87,912

Services - Miscellaneous Repair Services - 1.47%
Team, Inc. (a)	1,000	38,110

Services - Prepackaged Software - 9.03%
Blackboard, Inc. (a)	1,000	39,960
Commvault Systems, Inc. (a)	2,000	33,720
DemandTec, Inc. (a)	5,000	51,850
FalconStor Software, Inc. (a)	5,000	37,600
Vocus, Inc. (a)	2,000	71,300
		234,430

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund
Schedule of Investments - continued
August 31, 2008

Common Stocks - 95.65% - continued	Shares	Value

Special Industry Machinery - 5.94%
Energy Recovery, Inc. (a)	2,500	$ 22,525
Semitool, Inc. (a)	4,000	38,560
Ultratech, Inc. (a)	3,000	44,550
Varian Semiconductor Equipment Associates, Inc. (a)	1,500	48,450
		154,085

Surgical & Medical Instruments & Apparatus - 3.06%
CardioNet, Inc. (a)	1,500	45,750
SonoSite, Inc. (a)	1,000	33,800
		79,550

Wholesale - Beer, Wine, Distilled Alcoholic Beverages - 2.22%
Central European Distribution Corp. (a)	1,000	57,690

Wholesale - Industrial Machinery & Equipment - 2.28%
DXP Enterprises, Inc. (a)	1,000	59,050

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 1.02%
Chindex International, Inc. (a)	2,250	26,348

TOTAL COMMON STOCKS (Cost $2,376,475)		2,482,312

Exchange-Traded Funds - 1.62%

Ultra Financials ProShares	2,000	42,060

TOTAL EXCHANGE-TRADED FUNDS (Cost $39,751)		42,060

Money Market Securities - 2.75%
Huntington Money Market Fund, 1.50% (b)	71,273	71,273

TOTAL MONEY MARKET SECURITIES (Cost $71,273)		71,273

TOTAL INVESTMENTS (Cost $2,487,499) - 100.02%		$ 2,595,645

Liabilities in excess of other assets - (0.02)%		(493)

TOTAL NET ASSETS - 100.00%		$ 2,595,152

(a) Non-income producing.
(b) Variable Rate Security; the money market rate shown represents the rate at August 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund
Statement of Assets and Liabilities
August 31, 2008

Assets
Investments in securities, at fair value (cost $2,487,499)	$ 2,595,645
Interest receivable	187
Prepaid expenses	8,824
Receivable due from Adviser (a)	23,717
Total assets	2,628,373

Liabilities
Payable to Trustees and Officers	911
Payable to Administrator, Fund Accountant, and Transfer Agent	14,982
Other accrued expenses	15,955
Payable to Custodian	1,373
Total liabilities	33,221

Net Assets	$ 2,595,152

Net Assets consist of:
Paid in capital	$ 3,149,422
Accumulated net realized gain/(loss) from investment transactions	(662,416)
Net unrealized appreciation on investments	108,146

Net Assets	$ 2,595,152

Shares outstanding (unlimited number of shares authorized)	322,392

Net Asset Value and offering price per share	$ 8.05

Redemption price per share* ($8.05 * 98%)	$ 7.89

* The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund
Statement of Operations
For the fiscal year ended August 31, 2008

Investment Income
Dividend income	$ 2,948
Interest income	3,375
Total Investment Income	6,323

Expenses
Investment adviser fee (a)	28,451
Transfer agent expenses	33,119
Administration expenses	31,477
Fund accounting expenses	24,998
Auditing expenses	14,453
Legal expenses	11,141
Registration expenses	9,527
Trustee expenses	6,299
CCO expenses	5,531
Custodian expenses	5,323
Pricing expenses	4,605
Printing expenses	1,613
Insurance expense	1,260
Miscellaneous expenses	529
Total Expenses	178,326
Less: Fees waived by Adviser (a)	(121,422)
Net operating expenses	56,904
Net Investment (Loss)	(50,581)

Realized & Unrealized (Loss) on Investments
Net realized (loss) on investment securities	(484,427)
Change in unrealized appreciation (depreciation)
on investment securities	(379,448)
Net realized and unrealized loss on investment securities	(863,875)
Net decrease in net assets resulting from operations	$ (914,456)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund
Statements of Changes In Net Assets

	Year ended	Period ended
	August 31, 2008	August 31, 2007	(a)
Operations
Net investment (loss)	$ (50,581)	$ (37,075)
Net realized (loss) on investment securities	(484,427)	(168,919)
Change in unrealized appreciation (depreciation) on
investment securities	(379,448)	487,594

Net increase (decrease) in net assets resulting from operations	(914,456)	281,600

Distributions
From return of capital	-	(5,670)
Total distributions	-	(5,670)

Capital Share Transactions
Proceeds from Fund shares sold	432,500	2,867,019
Reinvestment of distributions	-	5,670
Amount paid for Fund shares repurchased	(71,466)	(45)
Net increase in net assets resulting
from capital share transactions	361,034	2,872,644

Total Increase (Decrease) in Net Assets	(553,422)	3,148,574

Net Assets
Beginning of period	3,148,574	-

End of period	$ 2,595,152	$ 3,148,574

Accumulated net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	46,238	283,550
Shares issued in reinvestment of distributions	-	547
Shares repurchased	(7,939)	(4)

Net increase from capital share transactions	38,299	284,093

(a) For the period September 15, 2006 (the date the Fund commenced operations) through August 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund
Financial Highlights
(For a share outstanding during the period)

	Year ended	Period ended
	August 31, 2008	August 31, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 11.08	$ 10.00

Income from investment operations:
Net investment (loss)	(0.16)	(0.13)
Net realized and unrealized gain (loss) on investments	(2.87)	1.23
Total from investment operations	(3.03)	1.10

Less distributions to shareholders:
From return of capital	-	(0.02)
Total distributions	-	(0.02)

Net asset value, end of period	$ 8.05	$ 11.08

Total Return (b)	-27.35%	11.04%	(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 2,595	$ 3,149
Ratio of expenses to average net assets	2.00%	2.00%	(d)
Ratio of expenses to average net assets
before reimbursement	6.27%	6.38%	(d)
Ratio of net investment loss to
average net assets	(1.78)%	(1.42)%	(d)
Ratio of net investment loss to
average net assets before reimbursement	(6.05)%	(5.80)%	(d)
Portfolio turnover rate	131.02%	125.96%

(a) For the period September 15, 2006 (the date the Fund commenced operations) through August 31, 2007.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2008

NOTE 1.	ORGANIZATION

NS Small Cap Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on May 15, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board of Trustees of the Trust (the “Board”). The Fund commenced operations on September 15, 2006. The Fund’s investment adviser is NS Investment Partners, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Pricing Committee of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds, or thinly traded securities are more likely to trigger fair valuation than other securities.

NS Small Cap Growth Fund

Notes to the Financial Statements - continued

August 31, 2008

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended August 31, 2008, net investment loss of $50,581 was reclassified to paid-in-capital and accumulated net realized gains/(loss), in the amount of $41,511 and $9,070, respectively.

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes effective February 29, 2008. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operation.

As of and during the fiscal period ended August 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by the U.S. federal tax authorities for the 2006 and 2007 tax years.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

NS Small Cap Growth Fund

Notes to the Financial Statements - continued

August 31, 2008

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

Derivative Instruments and Hedging Activities – In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161), effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including for how such activities are accounted and their effect on the Fund’s financial performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Fund, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended August 31, 2008, the Adviser earned fees of $28,451 from the Fund before waiving a portion of those fees, as described below. At August 31, 2008, the Adviser owed $23,717 to the Fund.

The Adviser has contractually agreed through December 31, 2010 to waive all or a portion of its management fees and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s net operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short), taxes and extraordinary expenses at 2.00% of average daily net assets. For the fiscal year ended August 31, 2008, the Adviser waived management fees and reimbursed Fund expenses totaling $121,422. Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the 2.00% expense limitation. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at August 31, 2008, are as follows:

Subject to Repayment
Amount	Until August 31,
$ 114,090	2010
121,422	2011

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended August 31, 2008, Unified earned fees of $31,477 for administrative services provided to the Fund. At August 31, 2008 the Fund owed Unified $5,977 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended August 31, 2008, the Custodian earned fees of $5,323 for custody services provided to the Fund. At August 31, 2008, the Fund owed the Custodian $1,373. A Trustee of the Trust is a member of management of the Custodian.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended August 31, 2008, Unified earned fees of $18,000 from the Fund for transfer agent services provided to the Fund and $15,119 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. For the fiscal year ended August 31, 2008 Unified earned fees of $24,998 from the Fund for fund accounting services provided to the Fund. At August 31, 2008 the Fund owed Unified $3,000 for transfer agent services, $1,840 in reimbursement of out of pocket expenses, and $4,165 for fund accounting services.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other

NS Small Cap Growth Fund

Notes to the Financial Statements - continued

August 31, 2008

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the class in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Fund does not currently intend to activate the Plan but may do so at any time.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Fund for the fiscal year ended August 31, 2008. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund invests in Huntington Money Market Fund, which is administered and advised by subsidiaries of Huntington Bancshares, Inc. Interest income of $3,375 during the fiscal year ended August 31, 2008 was received from the Huntington Money Market Fund.

NOTE 4.	INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Amount
U.S. Government Obligations	$ -
Other	3,936,364
Sales
U.S. Government Obligations	$ -
Other	3,617,158

As of August 31, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 328,604
Gross (Depreciation)	(697,522)

Net Depreciation
on Investments	$ (368,918)

At August 31, 2008, the aggregate cost of securities for federal income tax purposes was $2,964,563.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NS Small Cap Growth Fund

Notes to the Financial Statements - continued

August 31, 2008

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2008, Gary L. Pilgrim owned 31.06% of the Fund and Richard A. Englander, an affiliate of an affiliate of the Adviser, owned 33.57% of the Fund. As a result, these individuals may each be deemed to control the Fund.

NOTE 7.	DISTRIBUTION

The tax characterization of distributions for the fiscal periods ended August 31, 2008 and 2007 was as follows:

Distributions paid from:	2008	2007
Ordinary Income	$ -	$ -
Short-Term Capital Gain	-	-
Long-Term Capital Gain	-	-
Return of Capital		5,670
	$ -	$ 5,670

As of August 31, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital Loss Carryforward	(185,352)
Unrealized appreciation (depreciation)	(368,918)
$ (554,270)

As of August 31, 2008, the difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of Post-October losses in the amount of $477,064.

NOTE 8.	CAPITAL LOSS CARRYFORWARDS:

At August 31, 2008, the Fund had available for federal income tax purposes capital loss carryforwards of $185,352. This carryforward expires as follows:

Expires
August 31,	Amount
2016	$185,352

Capital loss carryforwards are available to offset future realized capital gains, if any.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

NS Small Cap Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NS Small Cap Growth Fund (the “Fund”), a series of the Unified Series Trust, as of August 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NS Small Cap Growth Fund as of August 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

October 27, 2008

Management Agreement Renewal

The continuation of the Management Agreement of the NS Small Cap Growth Fund (the "Fund") with NS Investment Partners, LLC (the "Adviser") was recommended by the Advisor Contract Renewal Committee (the "Committee") of the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and each and "Independent Trustee") at an in-person meeting held on May 18 and 19, 2008.

The Chairman of the Board advised the Board that on April 29, 2008, the Adviser Contract Renewal Committee had convened via teleconference to consider whether to recommend that the full Board approve the continuance of the Management Agreement between the Trust, on behalf of the Fund, and the Adviser. Besides the Trustees, the Chairman of the Board indicated that the following persons attended the meeting at the invitation of the Committee: the Senior Vice President of the Trust, the Fund's Chief Compliance Officer (CCO), Secretary of the Trust, Independent Trustees and the distributor. The Chairman stated that the Committee had interviewed the Adviser's principals and co-founders, and the portfolio manager for the Fund.

The Committee noted that no changes were being proposed to the Fund’s Management Agreement. It noted that the materials specifically provided to the Committee members included the following information: (i) executed copies of the Fund’s Management Agreement and current expense cap side letter; (ii) a letter from the Administrator to the Adviser setting forth, and its response to, a detailed series of questions regarding, among other things, the Adviser’s services to the Fund, its profitability (if any) from managing the Fund and ideas for future growth for the Fund; (iii) a certification from the Adviser that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund; (iv) the Adviser’s Form ADV; (v) a balance sheet as of 4/1/08 and an income statement; (vi) reports provided by the Administrator regarding the Fund’s performance as of March 31st as well as comparisons of the same to the Fund’s benchmarks; and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursement by the Adviser) to two selected peer groups – the first consisting of mutual funds with a Morningstar category of “Small Growth” and net assets of $2.1-$2.7 million, and the second a group of nine funds selected by the Adviser. After discussing the materials, the Committee contacted the Adviser's principals.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed to be relevant in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment. They noted that this included information regarding the Adviser that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangements. As a result, the Committee noted as follows:

(i)         The Nature, Extent and Quality of Services – The Committee reviewed the responses from the Adviser as to the resources provided to the Fund and considered the adequacy of such resources in light of the expected growth in the level of Fund assets, including whether the resources are sufficient to sustain positive performance, compliance and other needs. The Adviser reported that there had been no changes in management or other personnel that provide services to the Fund. The Committee noted that the portfolio manager serves as the Fund’s portfolio manager and that he has substantial portfolio management experience, including prior experience managing a mutual fund. The Adviser reported that the co-founder manages operational and compliance issues relating to the Fund. Based on the responses from the Adviser and its discussion with the Adviser's representatives at the meeting, the Committee determined that the Adviser’s resources appear adequate.

The Committee then asked the Trust’s CCO discuss any compliance matters relating to the Adviser or the Fund. The CCO reported there had been no compliance issues, no changes to the Adviser's compliance program, and no SEC staff examination during the most-recently completed year. The CCO reported that the Adviser has implemented Advent’s Axys portfolio accounting and MOXY trading systems in order to promote compliance with the Fund’s investment limitations.

(ii)        Fund Performance – The Committee discussed the Fund’s performance with the Fund’s portfolio manager and reviewed other materials provided by the Adviser and the Administrator with respect to performance. The Administrator reported that the Fund returned -25.94% for the year-to date period ended March 31, 2008, compared to -12.83% for the Russell 2000 Growth. The Committee also noted that the Fund had negative performance for the year ended March 31, 2008, returning -22.91% compared to -8.94% for the Russell 2000 Growth and -10.4% for the Lipper Small Cap Growth. The portfolio manager noted that the Fund’s trailing 12-month performance was consistent with the performance of other small cap growth funds. In explaining the Fund’s performance results, he noted that the smaller, faster growing stocks (especially tech stocks) in which the Fund invested experienced significant losses for the year. He also noted that the Fund did not invest in cyclical stocks, such as energy, commodity and agricultural companies, which were the top performers in the index. He also noted that the Fund held more smaller-cap, higher growth stocks than the index. In response to the Committee’s questions about proposed changes to improve the performance, he informed the Committee that the adviser currently intends to adhere to its discipline because it believes that the Fund’s current portfolio consists of companies with good fundamentals and potential for future growth.

(iii)       Fee rates and Profitability – The Administrator reported that, at 0.97%, the Fund’s advisory fee was higher than its peer group average of 0.87%, but lower than the maximum of 1.10%. The Administrator also reported that, as a result of the Adviser's agreement to cap the Fund’s expenses at 2.00% subject to the typical exclusions, the Fund’s net expense ratio was significantly lower than the Morningstar peer group maximum of 2.66%. The Committee sought and received assurances that the Adviser would contractually agree to continue capping certain operating expenses of the Fund for an additional year.

The Committee then reviewed the Adviser's financial statements, and noted that the Adviser had reported a net operating loss on its income statement. The Adviser informed the Committee that the firm currently is not profitable because the Adviser is waiving its entire advisory fee and reimbursing additional Fund expenses. The Adviser assured the Committee that it has access to additional capital from its seed investors if needed to boost operating capital.

The Committee noted that the Adviser reported that it does not enter into soft dollar arrangements with respect to the Fund’s brokerage commissions. It also noted that the Fund has not yet activated its 12b-1 Distribution Plan and, therefore, that the Adviser has not received any 12b-1 fees from the Fund.

(iv)       Economies of Scale – In determining the reasonableness of the advisory fee, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fee. The Committee noted that the Fund is small, and that the Adviser has realized no economies of scale from managing the Fund. Further, the Committee noted that the Adviser has agreed to continue its expense cap agreement with the Fund.

The Committee asked the Adviser's principals to discuss their ideas for growth of the Fund’s assets. The Adviser informed the Committee that it was in the process of adding the Fund to major platforms and plans to market the Fund to registered investment advisers, multi-family advisers, institutional investors, and individuals.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fee (after waiver and reimbursement by the Fund’s Adviser) was reasonable, and that its members were unanimously recommending that the Board approve the Fund’s Management Agreement. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust or the Adviser, determined that the Management Agreement was reasonable should be renewed for an additional one year period.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William J. Murphy (Age - 45) Interim Treasurer and Chief Financial Officer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 34 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor as of August 31, 2008.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (800) 470-1019 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request (1) by calling the Fund at (800) 470-1019 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice President

William J. Murphy, Interim Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

NS Investment Partners, LLC

1055 Westlakes Drive

Suite 300

Berwyn, PA 19312

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*/s/ Anthony Ghoston
Anthony Ghoston, President

Date11/04/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Anthony Ghoston

Anthony Ghoston, President

Date11/04/2008

By

*/s/ William Murphy

William J. Murphy, Interim Treasurer

Date11/04/2008